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                                                                      EXHIBIT 99

                             STOCKHOLDERS AGREEMENT


         This STOCKHOLDERS AGREEMENT (the "Agreement"), dated as of December 22, 1999, is among (a) The Restaurant Holding Corporation, a Delaware corporation (the "Company"), (b) BancBoston Ventures Inc. ("BBV"), and (c) Donald N. Smith ("DNS").

         WHEREAS, the holders of all of the shares of the Company's common stock wish to set forth their relative rights with regard to election of the Company's Board of Directors, the transfer and issuance of the Company's securities and certain other matters concerning the Company's capital stock.

         NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

         ss.1. DEFINITIONS. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

         Affiliate. Affiliate shall mean any Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company (or other specified Person) and shall include (a) any Person who is a director or beneficial holder of at least 10% of the then outstanding capital stock (or other shares of beneficial interest) of the Company (or other specified Person) and Family Members of any such Person, (b) any Person of which the Company (or other specified Person) or an Affiliate (as defined in clause (a) above) of the Company (or other specified Person) directly or indirectly, either beneficially owns at least 10% of the then outstanding capital stock (or other shares of beneficial interest) or constitutes at least a 10% equity participant, (c) any Person of which an Affiliate (as defined in clause (a) above) of the Company is a partner, director, officer or executive employee, and (d) in the case of a specified Person who is an individual, Family Members of such Person.

         Approved Sale. See Section 3.1.

         BBV.  See preamble.

         BBV Offer Notice.  See Section 2.6.

         BBV Non-Transferring Securityholder.  See Section 2.6.


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         BBV Preferred Securities. BBV Preferred Securities shall mean (a) the shares of Preferred Stock purchased by BBV pursuant to the Securities Purchase Agreement, (b) all other shares of Preferred Stock purchased by or issued from time to time to BBV, and (c) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. BBV Preferred Securities will continue to be BBV Preferred Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of BBV Preferred Securities hereunder, provided that BBV Preferred Securities will cease to be BBV Preferred Securities when transferred (i) to the Company or its Subsidiaries, or (ii) to any DNS Securityholder.

         BBV Securities. BBV Securities shall mean (a) the shares of Common Stock purchased by BBV pursuant to the DNS Stock Purchase Agreement, (b) all other shares of Common Stock purchased by or issued from time to time to BBV,
(c) all shares of Common Stock issued or issuable upon conversion of such shares and (d) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. BBV Securities will continue to be BBV Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of BBV Securities hereunder, provided that shares of BBV Securities will cease to be BBV Securities when transferred (i) to the Company or its Subsidiaries, or (ii) to any DNS Securityholder.

         BBV Securityholder. BBV Securityholder shall mean BBV for so long as BBV holds Securities and any other Person to whom BBV transfers BBV Securities for so long as such Person holds such Securities.

         Book Value Per Share. Book Value Per Share shall mean, as of any date, in the case of DNS Securities being purchased pursuant to Section 2.4, with respect to each share of Common Stock, the quotient obtained by dividing (a) the Common Securityholders' Equity, determined by the Company's president or chief financial officer, in consultation with the Company's independent certified public accountants, as of the date of the end of the Company's fiscal quarter immediately preceding such date of determination, by (b) the sum of the number of shares of Common Stock then outstanding plus the number of shares of Common Stock then issuable upon exercise of then-outstanding warrants, options or convertible securities.

         Charter. Charter shall mean the Company's Certificate of Incorporation and all amendments thereto.

         Class A Common Stock.  See definition of "Common Stock."

         Class B Common Stock.  See definition of "Common Stock."


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         Class C Common Stock.  See definition of "Common Stock."

         Common Stock. Common Stock shall mean (a) the Company's Class A Voting Common Stock, $.01 par value per share (the "Class A Common Stock"), (b) the Company's Class B Non-Voting Common Stock, $.01 par value per share (the "Class B Common Stock"), (c) the Company's Class C Voting Common Stock, $.01 par value per share (the "Class C Common Stock"), and (d) any shares of any other class of capital stock of the Company hereafter issued which is (i) not preferred as to dividends or assets over any class of capital stock of the Company, (ii) not subject to redemption pursuant to the terms thereof, or (iii) issued to the holders of shares of Common Stock upon any reclassification thereof.

         Common Securityholders' Equity. Common Securityholders' Equity shall mean the sum of (i) the Company's stated capital and capital surplus attributable to outstanding Common Stock calculated in accordance with generally accepted accounting principles (exclusive of treasury shares) and
(ii) the Company's retained earnings, determined in accordance with generally accepted accounting principles.

         Company.  See preamble.

         Company BBV Election Period.  See Section 2.6.

         Company Election Period.  See Section 2.2.

         Control Certification. Control Certification shall mean a Control Certification filed with the Small Business Administration in accordance with
Section 107.865(e) of the regulations under the Small Business Act, 13 C.F.R. ss. 107.865(e).

         DNS Securities. DNS Securities shall mean (a) all shares of Common Stock held by DNS on the date hereof, (b) all shares of Common Stock purchased by or issued from time to time to DNS, (c) all shares of Common Stock issued or issuable upon conversion of such shares and (d) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. DNS Securities will continue to be DNS Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of DNS Securities hereunder, provided that shares of DNS Securities will cease to be DNS Securities when transferred (i) to the Company or its Subsidiaries, or
(ii) to a BBV Securityholder.

         DNS Securityholder. DNS Securityholder shall mean DNS for so long as DNS holds Securities and any other Person who holds DNS Securities for so long as such Person holds such Securities.


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         DNS Stock Purchase Agreement. DNS Stock Purchase Agreement shall mean the DNS Stock Purchase Agreement of even date herewith between BBV and DNS.

         Family Members. Family Members shall mean, as applied to any individual, any parent, spouse, child, grandchildren, spouse of a child, and each trust created for the benefit of one or more of such Persons and each custodian of a property of one or more such Persons.

         Family Transferee. Family Transferee shall mean any Family Member of a Securityholder (i) to whom such Securityholder has transferred DNS Securities pursuant to ss.2.1 and (ii) who has executed an Instrument of Accession.

         Instrument of Accession. Instrument of Accession shall mean an Instrument of Accession in the form of Schedule 1 hereto.

         Majority Holders. Majority Holders shall mean the holder or holders at the relevant time of determination (excluding the Company) of 51% or more of the number of BBV Securities; provided, that, at such time as no BBV Securities are outstanding, then Majority Holders shall mean the holder or holders at the relevant time of determination (excluding the Company) of 51% or more of BBV Preferred Securities.

         Non-Transferring Securityholder.  See Section 2.2.

         Offer Notice.  See Section 2.2.

         Other Securityholder. Other Securityholder shall mean, with respect to any Securityholder, all other Securityholders of the Company.

         Person. Person shall mean an individual, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, or any government, governmental department or agency or political subdivision thereof.

         Personal Representative. Personal Representative shall mean the successor or legal representative (including without limitation, a guardian, executor, administrator or conservator) of a dead or incompetent
Securityholder.

         Preferred Stock. Preferred Stock shall mean the Company's Preferred Stock, $.01 par value per share and shall include the Company's Series A Preferred Stock, $.01 par value per share.

         Public Sale. Public Sale shall mean any sale of Common Stock to the public pursuant to a public offering registered under the Securities Act of 1933, as amended, or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act of 1933, as amended.


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         Qualified Public Offering. Qualified Public Offering shall mean the
Company's underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of shares of Common Stock in which not less than $50,000,000 of gross proceeds from such public offering are received by the Company for the account of the Company.

         Securities. Securities shall mean all shares of Common Stock outstanding or issuable upon exercise of then outstanding options, warrants or other rights to purchase Common Stock which have not been sold in a Public Sale, including, without limitation, the DNS Securities and the BBV Securities.

         Securities Purchase Agreement. Securities Purchase Agreement shall mean the Securities Purchase Agreement of even date herewith between BBV and the Company.

         Securityholder BBV Election Period.  See Section 2.6.

         Securityholder Election Period.  See Section 2.2.

         Securityholders. Securityholders shall mean initially, DNS and BBV and, thereafter, any Person who holds Securities; provided that a Person shall cease to be a Securityholder hereunder at such time as such Person ceases to own Securities.

         Subsidiary. Subsidiary shall mean any corporation, association, trust, or other business entity, of which the designated parent shall at any time own or control directly or indirectly thorough a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding shares of capital stock (or other shares of beneficial interest) entitled ordinarily to vote for the election of such business entity's directors (or in the case of a business entity that is not a corporation, for those Persons exercising functions similar to directors of a corporation).

         Third Party Sale. Third Party Sale shall mean a bona fide sale by any DNS Securityholder of Securities to a third party that is not an Affiliate of the selling DNS Securityholder or the Company, pursuant to a transaction that is not a Public Sale.

         Transfer.  See Section 2.1.

         Transferring Securityholder.  See Section 2.2.

         ss.2. RESTRICTIONS ON TRANSFER OF SECURITIES.

         2.1. Transfer of Securities. Subject to the provisions of Section 2.2 hereof, no DNS Securityholder may sell, assign, pledge or otherwise transfer (a "Transfer") any interest in any Securities, either voluntarily or involuntarily, by operation of law or otherwise, except (i) DNS may Transfer his DNS Securities to his Family Members, (ii) to such DNS Securityholder's Personal Representative, (iii) pursuant to a Third Party Sale subject to the provisions of Section 2.2 and 2.3 hereof, or (iv) pursuant to a


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Public Sale; provided that (A) no Event of Default under (and as defined in)
the Securities Purchase Agreement would occur as a result of any such Transfer,
(B) the restrictions contained in this Section 2 will continue to be applicable to any transferee of Securities by a DNS Securityholder pursuant to clauses
(i), (ii), or (iii) above, and (C) the transferee of such Securities pursuant to clause (B) above shall have executed and delivered an Instrument of Accession as a condition precedent to the transfer thereof.

         2.2.  First Right of Purchase. Subject to the provisions of Section
2.1 hereof, any DNS Securityholder may Transfer any interest in any DNS Securities pursuant to a Third Party Sale in accordance with the provisions of this Section 2.2 and Section 2.3. At least 45 days prior to any Third Party Sale, the transferring DNS Securityholder (the "Transferring Securityholder") will deliver a written notice (the "Offer Notice") to the Company and to each of the Other Securityholders (the "Non-Transferring Securityholders"). The Offer Notice will disclose in reasonable detail the proposed number of shares of DNS Securities to be transferred, the class or classes of such DNS Securities, the proposed price, terms and conditions of the Transfer and the identity of the transferee. The Company may elect to purchase all (but not less than all) of the shares of DNS Securities specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Transferring Securityholder within 30 days after the delivery of such Offer Notice (the "Company Election Period"). If the Company does not elect to purchase such DNS Securities prior to the expiration of the Company Election Period, the Other Securityholders may elect to purchase all (but not less than all) of the DNS Securities specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Transferring Securityholder and the Company within 15 days after the Company Election Period (the "Securityholder Election Period"). If the Company or one or more of the Other Securityholders elect to purchase all of such DNS Securities, the Transfer of the DNS Securities will be consummated within 15 days after the expiration of the Company Election Period or the Securityholder Election Period, as the case may be. If more than one Other Securityholder elects to purchase all of the DNS Securities to be transferred, each Other Securityholder electing to purchase such DNS Securities will be required to purchase a pro rata portion (based upon the respective numbers of Securities then held by such Other Securityholders (on a fully-diluted basis)) of the DNS Securities proposed to be transferred. If, neither the Company nor any of the Other Securityholders elects to purchase all of the DNS Securities being offered, the Transferring Securityholder may, within 90 days after the expiration of the Securityholder Election Period, complete the Third Party Sale of the DNS Securities specified in the Offer Notice at a price and on terms no more favorable to the transferees than the price and terms offered to the Company and the Other Securityholders in the Offer Notice, provided that no such Third Party Sale may be completed except in compliance with Section 2.3 and unless each of such transferees shall have executed and delivered an Instrument of Accession as a condition precedent to the transfer thereof. If the Transferring Securityholder fails to consummate such


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Third Party Sale within the 90 day period after the expiration of the
Securityholder Election Period, any subsequent proposed Transfer of the DNS Securities shall be once again subject to the provisions of this Section 2.2.

         2.3. Participation Rights. In the event that the Company and the Other Securityholders fail to purchase the DNS Securities specified in the Offer Notice, each of the BBV Securityholders may elect to participate in the contemplated Third Party Sale by delivering written notice to the Transferring Securityholder within 15 days after expiration of the Securityholder Election Period. If any of the BBV Securityholders elects to participate in such Third Party Sale, each of the Transferring Securityholder and such participating BBV Securityholders will be entitled to sell in the contemplated Third Party Sale, at the same price and on the same terms, a number of Securities proposed to be sold equal to the product of (i) the fraction, the numerator of which is the number of Securities (on a fully-diluted basis) held by such Person, and the denominator of which is the aggregate number of Securities (on a fully-diluted basis) owned by the Transferring Securityholder and such participating BBV Securityholders, multiplied by (ii) the number of Securities (on a fully-diluted basis) to be sold in the contemplated Third Party Sale.

         For example, if the notice from the Transferring Securityholder contemplated a sale of 100 shares of Common Stock by the Transferring Securityholder and the Transferring Securityholder at such time owns 300 shares of Common Stock, and if one BBV Securityholder elects to participate in such sale and such BBV Securityholder owns 200 shares of Common Stock (on a fully-diluted basis), such Transferring Securityholder would be entitled to sell 60 shares (300/500 x 100 shares) and such BBV Securityholder would be entitled to sell 40 shares (200/500 x 100 shares).

The Transferring Securityholder will use its best efforts to obtain the agreement of the prospective transferee(s) to the participation of the BBV Securityholders in any contemplated Third Party Sale and will not transfer any of its Securities to the prospective transferee(s) if the prospective transferee(s) declines to allow the participation of the BBV Securityholders on the terms specified herein.

         2.4. Transfers of Securities in Breach of this Agreement. In the event of any Transfer of DNS Securities in breach of this Agreement, commencing immediately upon the date of such attempted Transfer (i) such Transfer shall be void and of no effect, (ii) no dividend of any kind or any distribution pursuant to any liquidation, redemption or otherwise shall be paid by the Company to the purported transferee in respect of such DNS Securities (all such rights to payment by the transferring Securityholder and/or the purported transferee being deemed waived), (iii) the voting rights of such DNS Securities, if any, shall terminate, (iv) neither the transferring Securityholder nor the purported transferee shall be entitled to exercise any rights with


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respect to such DNS Securities until such Transfer in breach of this Agreement has been rescinded and (v) the Company and the Other Securityholders shall be entitled to repurchase all of such shares of DNS Securities at a purchase price per share equal to the Book Value Per Share.

         2.5. Classes of Securities; Fully-Diluted Equity. Notwithstanding anything herein to the contrary, for purposes of this Section 2 and Section 6 hereof, all classes of Common Stock shall be treated as a single class. All references herein to calculations of the Company's equity or any type or class thereof "on a fully diluted basis" or as "fully diluted" or similar terms shall mean such equity or type or class thereof at any date as diluted by the issuance of all shares of such equity or type or class thereof then issuable upon the exercise of all then outstanding and exercisable warrants, options or convertible securities pursuant to which the Company is then obligated to issue such equity or type or class thereof, but specifically excluding all shares issuable under stock options which are not then exercisable.

         2.6. Transfers by BBV. (a) No BBV Securityholder may Transfer any BBV Securities or BBV Preferred Securities except in compliance with Section 13 of the Securities Purchase Agreement and, with respect to any Transfer which results in BBV ceasing to be a Majority Holder, Section 2.6(b) hereof. Any transferee of BBV Securities or BBV Preferred Securities shall execute and deliver an Instrument of Accession as a condition precedent to the transfer thereof.

         (b) In the event that BBV is transferring any outstanding BBV Preferred Securities and/or BBV Securities pursuant to a sale to a third party that is not an Affiliate of BBV or the Company which results in BBV ceasing to be a Majority Holder, such Transfer shall be made in accordance with the provisions of this Section 2.6(b). At least 45 days prior to such sale, BBV will deliver a written notice (the "BBV Offer Notice") to the Company and to each of the DNS Securityholders (the "BBV Non-Transferring Securityholders"). The Offer Notice will disclose in reasonable detail the proposed number of BBV Preferred Securities and/or BBV Securities, as the case may be, to be transferred, the class or classes of such securities, the proposed price, terms and conditions of the Transfer and the identity of the transferee. The Company may elect to purchase all (but not less than all) of the BBV Preferred Securities and/or BBV Securities specified in the BBV Offer Notice at the price and on the terms specified therein by delivering written notice of such election to BBV within 30 days after the delivery of such BBV Offer Notice (the "Company BBV Election Period"). If the Company does not elect to purchase such BBV Preferred Securities and/or BBV Securities prior to the expiration of the Company BBV Election Period, the DNS Securityholders may elect to purchase all (but not less than all) of the BBV Preferred Securities and/or BBV Securities specified in the BBV Offer Notice at the price and on the terms specified therein by delivering written notice of such election to BBV and the Company within 15 days after the Company BBV Election Period (the "Securityholder BBV Election Period"). If the Company or one or more of the DNS


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Securityholders elect to purchase all of such BBV Preferred Securities and/or
BBV Securities, the Transfer of the BBV Preferred Securities and/or BBV Securities will be consummated within 15 days after the expiration of the Company BBV Election Period or the Securityholder BBV Election Period, as the case may be. If more than one DNS Securityholder elects to purchase all of the BBV Preferred Securities and/or BBV Securities to be transferred, each DNS Securityholder electing to purchase such BBV Preferred Securities and/or BBV Securities will be required to purchase a pro rata portion (based upon the respective numbers of Securities then held by such DNS Securityholders (on a fully-diluted basis)) of each of the BBV Preferred Securities and/or BBV Securities proposed to be transferred. If, neither the Company nor any of the DNS Securityholders elects to purchase all of the BBV Preferred Securities and/or BBV Securities being offered, BBV may, within 90 days after the expiration of the Securityholder BBV Election Period, complete such sale of the BBV Preferred Securities and/or BBV Securities specified in the BBV Offer Notice at a price and on terms no more favorable to the transferees than the price and terms offered to the Company and the DNS Securityholders in the BBV Offer Notice. If BBV fails to consummate such sale within the 90 day period after the expiration of the Securityholder BBV Election Period, any subsequent proposed Transfer of the BBV Preferred Securities and/or BBV Securities shall be once again subject to the provisions of this Section 2.6.

         ss.3. SALE OF THE COMPANY.

         3.1. Approved Sale. In the event the sale of the Company (whether by merger, consolidation, sale of all or substantially all of the Company's assets or sale of all or a majority of the outstanding shares of Common Stock) is approved by the Company's Board of Directors and consented to by the Majority Holders (an "Approved Sale"), each Securityholder hereby agrees to consent to such Approved Sale.

         3.2. Obligations of Securityholders. The Company and the Securityholders hereby agree to cooperate fully in any Approved Sale and not to take any action prejudicial to or inconsistent with such Approved Sale. Without limiting the generality of the foregoing, each Securityholder hereby agrees to
(i) vote such Securityholder's Securities to approve the terms of any such Approved Sale and such matters ancillary thereto as may be necessary in the judgment of the Board of Directors of the Company to effect such Approved Sale,
(ii) in an Approved Sale structured as a sale of stock, sell all of such Securityholder's Securities on the terms and conditions approved by the Board of Directors of the Company and (iii) upon request, deliver such Securityholder's Securities (together with executed instruments of transfer) in escrow (pending receipt of the purchase price therefor) to counsel for the Company in such sale.

         3.3. Received Consideration. The obligations of the Securityholders with respect to any Approved Sale are subject to the satisfaction of the condition that upon the consummation of such sale, all holders of Common Stock will receive the same


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form and amount of consideration per share of Common Stock or if any such sellers are given an option as to the form and amount of consideration to be received per share of Common Stock, all holders of Common Stock will be given the same option. It shall be a condition to any Approved Sale structured as a stock sale that the purchaser with respect to such transaction contemporaneously purchase or cause to be redeemed all of the outstanding Preferred Stock for a price per share equal to the applicable liquidation value (as determined by the Charter) for shares of Preferred Stock.

         3.4. Proxy. Each Securityholder hereby appoints the Majority Holders as such Securityholder's true and lawful proxy and attorney in connection with any Approved Sale, with full power of substitution, to vote all voting Securities owned by such Securityholder or over which such Securityholder has voting control to effectuate the agreements set forth in this Section 3 in the event of any breach by such Securityholder of its obligations under this
Section 3. The proxies and powers granted by each Securityholder pursuant to this Section 3.4 are coupled with an interest and are given to secure the performance of such Securityholder's duties under this Section 3. Such proxies are irrevocable for so long as this Section 3 remains in effect and will survive the death, incompetence or disability of any Securityholder who is an individual and the merger, liquidation or dissolution of any Securityholder that is a corporation, partnership or other entity.

         ss.4. BOARD OF DIRECTORS.

         4.1. Board of Directors; Voting Agreements. (a) Subject to adjustment as provided in paragraphs (b) and (c) below, in any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Securityholder, to the extent that such Securityholder has voting rights, shall vote, or cause to be voted, or cause such Securityholder's designees as directors to vote, all Securities owned by such Securityholder or over which such Securityholder has voting control, so as to fix the number of directors of the Company at five (5), and to nominate and elect such five (5) directors of the Company as follows:

               (i) two (2) individuals designated by the Majority Holders (who shall initially be Theresa A. Nibi and Craig H. Deery until such Person's death, disability, resignation or removal by the Majority Holders); and

               (ii) three (3) individuals designated by the holders of a majority of the DNS Securities (who shall initially be Donald N. Smith, Steven R. McClellan and Donald F. Wiseman until such Person's death, disability, resignation or removal by the holders of a majority of the DNS Securities).

If the Majority Holders choose not to designate a director or directors as provided in clause (i) above, the number of directors of the Company shall be reduced by the number of directors the Majority Holders choose not to so designate until such time as the Majority Holders exercise their rights as provided in clause (i) above at


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which time the number of directors of the Company shall be increased by the number of directors designated as provided in such clause. Each Securityholder agrees to vote, or to cause to be voted, all voting Securities owned by such Securityholder, or over which such Securityholder has voting control, in order to comply with this Section 4.1.

         (b) If any vacancy shall occur in the Board of Directors of the Company as a result of death, disability, resignation or any other termination of a director, the replacement for such vacating director shall be designated by the Person or Persons who originally designated such vacating director. Each Person entitled to designate a director or a replacement for a director pursuant to this Section 4 shall also be entitled to designate the removal of such director, with or without cause.

         (c) Notwithstanding the foregoing, if an Event of Default, as defined in the Securities Purchase Agreement, shall have occurred, during a Default Period (as defined in the Charter) (i) each Securityholder shall vote, or cause to be voted, or cause such Securityholder's designees as directors to vote, all voting Securities owned by such Securityholder or over which such Securityholder has voting control so as to fix the number of directors of the Company at no more than five (5), and to nominate and elect such five (5) or fewer directors as follows:

               (A)  three (3) individuals designated by the Majority Holders;
         and

               (B) two (2) individuals designated by the holders of a majority of the outstanding DNS Securities;

and (ii) each of the Securityholders agrees to vote all voting Securities owned by such Securityholder or over which such Securityholder has voting control in favor of all matters recommended by the Company's Board of Directors for approval by the stockholders of the Company after such election. If any of the Majority Holders is a "small business investment company" (as defined in the Small Business Act), then the rights of such holder to elect a majority of the Board of Directors pursuant to this Section 4.1(c) shall be subject to the terms of a Control Certification. Within ten days following the expiration of a Default Period, the Securityholders shall vote, or cause to be voted, or cause such Securityholder's designees as directors to vote, all Securities owned by such Securityholder or over which such Securityholder has voting control, for the election of directors of the Company in the manner set forth in Section 4.1(a).

         4.2. Consent to Certain Actions. The Company hereby agrees that at any time while the Majority Holders have not assumed control of the Company pursuant to Section 107.865(d) of the regulations under the Small Business Act, the Company will not take, and will not permit any of its Subsidiaries to take, any of the actions set forth in Schedule 2 attached hereto and incorporated herein by reference, and each of the Securityholders hereby agrees that it shall not vote any voting Securities owned by it or


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over which it has voting control for or approve, or cause any of the directors designated by it to vote for or approve, any of the actions set forth on
Schedule 2, unless such action has been approved by the affirmative vote of (i) at least one of the directors designated by the Majority Holders pursuant to
Section 4.1(a)(i) hereof who is also an employee of BBV at any time while a director so designated is serving on the Company's Board of Directors, or (ii) the Majority Holders, at any time when the Majority Holders have not designated a director or directors pursuant to Section 4.1(a)(i) who is also an employee of BBV.

         4.3. PROXY. EACH SECURITYHOLDER HEREBY GRANTS TO THE COMPANY AN IRREVOCABLE PROXY, COUPLED WITH AN INTEREST, TO VOTE ALL OF THE VOTING SECURITIES OWNED BY SUCH SECURITYHOLDER OR OVER WHICH SUCH SECURITYHOLDER HAS VOTING CONTROL TO THE EXTENT NECESSARY TO CARRY OUT THE PROVISIONS OF THIS
SECTION 4 IN THE EVENT OF ANY BREACH BY SUCH SECURITYHOLDER OF HIS, HER OR ITS OBLIGATIONS UNDER THE VOTING AGREEMENT CONTAINED HEREIN.

         4.4. Action by Securityholders. Each Securityholder further agrees that such Securityholder will not vote any voting Securities owned by such Securityholder or over which such Securityholder has voting control, or take any action by written consent, or take any other action as a securityholder of the Company, to circumvent the voting arrangements required by this Section 4. Without limiting the generality of the foregoing, each Securityholder agrees not to (a) vote any voting Securities owned by such Securityholder or over which such Securityholder has voting control, or take any other action as a stockholder of the Company, to approve any corporate action or transaction by the Company not previously approved by the Board of Directors of the Company elected in accordance with this Section 4 and the By-Laws of the Company, or
(b) commence or maintain any shareholder's derivative suit challenging any action or transaction approved by the Company's Board of Directors.

         ss.5. ADDITIONAL LEGEND. So long as any Securities are subject to the provisions hereof, all certificates or instruments representing Securities will have imprinted on them the following legend:

         The shares represented by this certificate are subject to the terms of a certain Stockholders Agreement, dated as of December 22, 1999, among the issuer of this certificate and certain investors. The Stockholders Agreement contains certain restrictive provisions relating to the voting and transfer of shares of the stock represented hereby. A copy of the Stockholders Agreement is on file at the Company's principal offices. Upon written request to the Company's Secretary, a copy of the Stockholders Agreement will be provided without charge to appropriately interested persons.

         ss.6. LIMITED FIRST REFUSAL RIGHTS.

         6.1 Anti-Dilution Provision. Except for the issuance of Common Stock (or securities convertible into or containing options or rights to acquire shares of Common Stock) (i) pursuant to any Public Sale, (ii) upon the conversion of Common Stock of another class, (iii) upon exercise of the options listed on Schedule 3.5(b) to the Securities Purchase Agreement, and (iv) the grant of additional options (and the issuance of Common Stock thereunder) which are approved in accordance with Section 4.2 hereof, if the Company authorizes the issuance and sale of any shares of Common Stock or any securities convertible into or containing options or rights to acquire any shares of Common Stock (other than as a dividend on the outstanding Common Stock), the Company will first offer to sell to each of the BBV Securityholders a portion of such securities equal to the percentage determined by dividing (A) the sum of (1) the number of shares of Common Stock held by such BBV Securityholder plus (2) the number of shares of Common Stock then purchasable by such BBV Securityholder upon the exercise of all outstanding options and warrants and the conversion of all outstanding convertible securities held by such BBV Securityholder, by (B) the sum of (x) the number of shares of Common Stock then outstanding plus (y) the number of shares of Common Stock then purchasable upon exercise of all outstanding options and warrants and the conversion of all outstanding convertible securities. Each BBV Securityholder will be entitled to purchase all or part of such stock or securities at the same price and on the same terms as such stock or securities are to be offered to any other Persons.

         6.2. BBV Securityholders' Exercise of Right. Each BBV Securityholder must exercise his, her or its purchase rights under this Section 6 within 15 days after receipt of a written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof, the payment terms and such BBV Securityholder's percentage allotment. If all of the stock or securities offered to the BBV Securityholders is not fully subscribed by the BBV Securityholders, the stock or securities which are not so subscribed for will be reoffered to the BBV Securityholders purchasing their full allotment upon the terms set forth in this paragraph, except that such BBV Securityholders must exercise their purchase rights within five days after receipt of such reoffer.

         6.3. Company's Exercise of Right. Upon the expiration of the offering periods described above, the Company will be free to sell such stock or securities which the BBV Securityholders have not elected to purchase during the 60 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the BBV Securityholders. Any stock or securities offered or sold by the Company after such 60 day period must be reoffered to the BBV Securityholders pursuant to the terms of this
Section 6.

         ss.7. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

         ss.8. ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

         ss.9. SUCCESSORS AND ASSIGNS. This Agreement will bind and inure to the benefit of and be enforceable by the Company and the Securityholders and their respective successors and assigns.

         ss.10. NEW SECURITYHOLDERS. Except for issuance of Common Stock or other Securities to any Person who is a Securityholder prior to giving effect to such issuance, the Company will not issue any shares of capital stock or any rights to purchase the same or enter into any commitment, conditional or otherwise, to do so unless the holder or transferee of such stock or commitment shall have first executed an Instrument of Accession.

         ss.11. COUNTERPARTS. This Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement.

         ss.12. REMEDIES. The Securityholders will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any Securityholder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement. In the event of any dispute involving the terms of this Agreement, the prevailing party shall be entitled to collect reasonable fees and expenses incurred by the prevailing party in connection with such dispute from the other parties to such dispute.

         ss.13. EMPLOYMENT. Nothing contained in this Agreement is intended to create for any employee of the Company a right to continued employment with the

Company or employment in the same position or on the same terms as those currently in effect.

         ss.14. NOTICES. Any notice provided for in this Agreement will be in writing and will be deemed properly delivered if either personally delivered or sent by overnight courier or mailed certified or registered mail, return receipt requested, postage prepaid to the recipient at the address listed for such Securityholder in the stock records of the Company. Any such notice shall be effective (i) if delivered personally, when received, (ii) if sent by overnight courier, when receipted for, and (iii) if mailed, 3 days after being mailed as described above. The Company agrees to make available to each Securityholder upon request an address list of all Securityholders to ensure correct delivery of all notices hereunder.

         ss.15. AMENDMENT AND WAIVER. No modification, amendment or waiver of any provision of this Agreement will be effective against the Company or the Securityholders unless such modification, amendment or waiver is approved in writing by the holders of 90% of the then outstanding shares of Common Stock constituting Securities hereunder; provided however, that (i) no amendment, modification or waiver of any provision of this Agreement that could materially adversely affect the rights of the Majority Holders hereunder in a manner different from the rights of the DNS Securityholders shall be effective against such Majority Holders without their written consent, and (ii) no amendment, modification or waiver of any provision of this Agreement that could materially adversely affect the rights of the DNS Securityholders hereunder in a manner different from the rights of the Majority Holders, shall be effective against the DNS Securityholders unless approved in writing by the holders of a majority of the DNS Securities. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         ss.16. TERMINATION. This Agreement will terminate upon the earliest to occur of (i) the completion of any voluntary or involuntary liquidation or dissolution of the Company, or (ii) the completion of a Qualified Public Offering.

         ss.17. RESTRICTIONS ON PUBLIC SALE BY THE COMPANY. Each of the DNS Securityholders agrees not to effect any Public Sale or other distribution of its Securities, or any securities convertible into or exchangeable or exercisable for such Securities, during the period commencing on the seventh day prior to, and ending on the one hundred eightieth day following, the effective date of any underwritten registration of the Company's securities under the Securities Act of 1933, as amended, except in connection with any such underwritten registration.

         SS.18. GOVERNING LAW. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS

AGREEMENT WILL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

         ss.19. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Stockholder Agreement on the day and year first above written.


                                    THE RESTAURANT HOLDING
                                    CORPORATION


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:



                                    BANCBOSTON VENTURES INC.


                                    By:
                                       ----------------------------------------
                                       Theresa A. Nibi
                                       Director




                                    -------------------------------------------
                                                   Donald N. Smith

                                                                     SCHEDULE 1

                            Instrument of Accession


         The undersigned, ____________________, in order to become the owner or holder of ________ shares of [Class A Voting] [Class B Non-Voting] [Class C Voting] [Common Stock] [Preferred Stock], [$.01] par value per share, (the "Shares") of The Restaurant Holding Corporation, a Delaware corporation, hereby agrees to become a [Securityholder] [BBV Securityholder] [DNS Securityholder] party to that certain Stockholders Agreement, dated as of December 22, 1999 (the "Stockholders Agreement"), a copy of which is attached hereto. The undersigned acknowledges that the Shares constitute [DNS Securities] [BBV Securities] [BBV Preferred Securities] under and as defined in the Stockholders Agreement. This Instrument of Accession shall become a part of such Stockholders Agreement.

         Executed as of the date set forth below under the laws of the state of Delaware.



                             Signature:
                                       ----------------------------------------
                             Address:
                                       ----------------------------------------
                                       ----------------------------------------
                                       ----------------------------------------

                             Date:
                                       ----------------------------------------


Accepted:

THE RESTAURANT HOLDING CORPORATION



By:
   -----------------------------------

Date:
     ---------------------------------

                                                                     SCHEDULE 2


                           Consent to Certain Actions

         (a) the establishment and modification of the annual budget and forecasts with respect to income, balance sheets, cash flow, incurrence of indebtedness and capital expenditures (including capital lease obligations) of the Company and its Subsidiaries;

         (b) except as provided in the annual budget approved pursuant to clause (a) above, (i) the entering into by the Company or any of its Subsidiaries of any operating lease which requires total payments of more than $200,000 in any fiscal year, (ii) the making of any capital expenditure (including capital lease obligations) in excess of $2,000,000 for any single expenditure or project or for such expenditures or projects which individually have a value of less than $2,000,000 but which aggregate more than $2,000,000 in any fiscal year and (iii) the sale or any commitment for the sale by the Company or any of its Subsidiaries of any assets or property which individually have a fair market value of more than $2,000,000 or of such assets or property which individually have a fair market value of less than $2,000,000 but which aggregate more than $2,000,000 in any fiscal year;

         (c) (i) the issuance, purchase, redemption or repurchase, or determination whether to exercise repurchase rights, of any Common Stock, Preferred Stock or other securities of the Company and its Subsidiaries including, without limitation, options and warrants, (ii) the selection of an appraiser for the Company in connection with any repurchase of Common Stock from employees of the Company or its Subsidiaries, and (iii) the establishment and terms of, and the setting of target levels and the determination of the achievement of such target levels under, any management equity plan or stock option plan, howsoever characterized, and whether or not the authority for any such action is prescribed to the Board of Directors of the Company or any committee thereof under the relevant plan documents;

         (d) the declaration or payment of any dividends or other distributions in respect of the capital of the Company and its Subsidiaries, other than PIK Dividends (as defined in the Charter) on the Preferred Stock in accordance with the Charter;

         (e) the making of an initial public offering of the securities of the Company or any of its Subsidiaries;

         (f) (i) the incurrence by the Company or any of its Subsidiaries of any indebtedness for borrowed money (including, without limitation, the establishment of a line of credit at any bank or other financial institution), other than (A) any indebtedness for borrowed money incurred under the Credit Agreement (as such term is defined in the Securities Purchase Agreement) as in effect on the date of this Agreement or (B) any trade indebtedness incurred in the ordinary course of business or
(C) any indebtedness for borrowed money the incurrence of which is provided in the annual budget approved pursuant to clause (a) above and any additional indebtedness for borrowed money which does not exceed $5,000,000 in aggregate amount outstanding at any time, or (ii) the granting by the Company or any of its Subsidiaries of any liens on any of its properties or assets except (A) liens to secure taxes, assessments and other governmental charges in respect of obligations not overdue, (B) landlord's or lessor's liens under leases under which the Company or any of its Subsidiaries is the lessee, (C) liens being contested by the Company in good faith by appropriate proceedings, (D) liens which secure the indebtedness under the Credit Agreement, or (E) other liens not consented to, approved by or acquiesced in by the Company or any of its Subsidiaries that are discharged within 90 days after the creation thereof;

         (g) except as permitted by the Credit Agreement, the giving by the Company or any of its Subsidiaries of any guaranties or indemnities in connection with the debt or other obligations of any Person, except in connection with (i) bid, performance or payment bonds procured in the ordinary course of business and (ii) product warranties given in the ordinary course of business;

         (h) any action to effect the voluntary, or which would precipitate an involuntary, dissolution or winding-up of the Company or any of its Subsidiaries;

         (i) the entering into by the Company or any of its Subsidiaries of any entity which constitutes a partnership or joint venture for tax purposes which would require the Company or any of its Subsidiaries to make investments, contributions or payments of any kind in excess of $250,000;

         (j) the creation, modification, amendment or repeal of the Charter or By-Laws of the Company or any of its Subsidiaries;

         (k) the entering into or consummating of any merger or consolidation, or any sale, lease, sublease or other transfer or disposition of any assets of the Company or any of its Subsidiaries or any voting stock of any Subsidiary of the Company (other than sales of assets in the ordinary course of business consistent with past practice or any sales of assets provided in the annual budget approved pursuant to clause (a) above or permitted pursuant to clause
(b) above);

         (l) the acquisition by the Company or any of its Subsidiaries of any stock, indebtedness, obligations or liabilities of, or the acquisition by the Company or any of its Subsidiaries of any division or line of business or all or a substantial portion of the properties or assets of, or the making by the Company or any of its Subsidiaries of any loans, advances, capital contributions or transfers of property to, any Person (other than acquisitions of assets in the ordinary course of business consistent with past practice or any acquisitions of assets provided in the annual budget approved pursuant to clause (a) above or permitted pursuant to clause (b) above);

         (m) (i) the entering into by the Company or any of its Subsidiaries of any transaction with any Affiliate on terms more favorable to such Affiliate than would have been obtainable on an arms-length basis in the ordinary course of business, or (ii) the making of any payment (whether in cash, securities or other property) or provision of any benefit to or for the benefit of any Affiliate of the Company or any of its Subsidiaries in respect of any indebtedness owed by, or other obligation of, the Company or any of its Subsidiaries to such Affiliate, other than (A) the reasonable out-of-pocket expenses of any member of the Board of Directors of the Company or any of its Subsidiaries who is not an employee, officer or shareholder of the Company or its Subsidiaries, (B) the reasonable costs and expenses associated with any rights of board or executive committee attendance or observation or inspection and lodging expenses related thereto and (C) the forgiveness after the date hereof of the indebtedness of Donald N. Smith to TRC pursuant to the Revolving Loan Note dated July 20, 1998 in the original principal amount of $1,500,000;

         (n) any amendment or modification of, or the granting of any waiver, or the failure to enforce any of the rights of the Company or any of its Subsidiaries pursuant to, any of the Related Agreements (as defined in the Securities Purchase Agreement);

         (o) (i) the establishment of, or any material modification to, the amount of annual compensation or similar benefits payable to any employees of the Company or its Subsidiaries, (ii) the establishment of, and the setting of target levels and the determination of the achievement of such target levels under, any bonus plan or incentive compensation to be payable to any employees of the Company or its Subsidiaries or (iii) the establishment of any new pension, insurance or benefit plan for any employee of the Company and its Subsidiaries (including, without limitation, officers and directors liability insurance) or any modification to any existing pension, insurance or benefit plan, which, in each case, involves the payment by the Company or any of its Subsidiaries in any fiscal year of more than $500,000 in excess of the amount provided in the annual budget approved pursuant to clause (a) above;

         (p) the appointment and retention of auditors for the Company and its Subsidiaries; and

         (q) the establishment and composition of any committee or sub-committee of the Board of Directors of the Company or any of its Subsidiaries.

                                       3